UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                               Form 8-K /A-1


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) February 15, 2001


                     Commission File Number 000-28225



                      WORLDNET RESOURCE GROUP, INC.
                      ------------------------------
          (Exact Name of Registrant as Specified in its Charter)


               UTAH                                        91-2063239
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                      Identification Number)



                             920 N. Nash Street
                        El Segundo, California 90245
                      -------------------------------
                  (Address of principal executive offices)
                                 (Zip Code)


                               (310) 607-0060
                              ----------------
              (Registrant's Executive Office Telephone Number)



           ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     This Form 8-K/A-1 amends the Form 8-K filed by the Company on March
15, 2001. The Form 8-K contained Exhibit 11.01, which purported to be a letter from AJ. Robbins, PC, agreeing with the Company's disclosure regarding its recent change in accountants. This letter was an early draft of a propsed letter prepared by the Company for review by AJ. Robbins, PC.
The proposed letter was never approved or signed by AJ. Robbins, PC, and was mistakenly filed as an Exhibit to the Form 8-K. The Company has been informed by AJ. Robbins, PC., that it does not agree with the contents of the propsed letter or the disclosure in the 8-K and, in compliance with Item
304 of Regulation S-B, it will provide the Company a letter stating the respects in which it disagrees with the Company's disclosure contained in the 8-K within ten business days. As soon as the letter is received, the Company will amend this Form 8-K/A-1 to include the letter from A.J. Robbins PC.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A-1 to be signed on its behalf by the undersigned hereunto duly authorized.


                              WORLDNET RESOURCE GROUP, INC.



Date: February 16, 2001       By /s/ Stephen Brown
                              --------------------
                              Stephen Brown, President, CEO



Date: February 16, 2001       By  /s/ Noel Navarro
                              --------------------
                              Noel Navarro, Vice President, Secretary